EXHIBIT 10.3

                     CORPORATE OFFICER EMPLOYMENT AGREEMENT

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THIS EMPLOYMENT AGREEMENT is made between SARATOGA  INTERNATIONAL HOLDINGS CORP.
as Employer and PATRICK F. CHARLES, as an officer of SARATOGA INTERNATIONAL HOLDINGS CORP., effective October 1, 1999. The terms and conditions of this Agreement are stated below.

I.  EMPLOYMENT PROVISION.

     1) Employment Positions; Responsibility, Duties and Authority. This Corporate Officer Employment Agreement is made and entered into between SARATOGA INTERNATIONAL HOLDINGS CORP. a corporation organized under the laws of the State of Nevada, hereinafter referred to as "Corporation" or "Employer" and PATRICK F. CHARLES, President and Chief Executive Officer of the Corporation, hereinafter referred to as "Charles" or "Employee" The Corporation and Charles each agree that the Corporation shall employ Charles as the President and Chief Executive Officer and Charles shall perform the responsibilities and duties of, and shall have the full authority of the officer position of President and Chief Executive Officer of the Corporation for the term stated in Section II. of this Agreement, unless sooner terminated pursuant to the provisions of Section VIII. of this Agreement.

     2) Responsibilities, Duties and Authority of Charles. Charles shall have such responsibilities and duties and authority as determined from time to time by the Board of Directors of the Corporation, as provided in the corporate bylaws.

II.  TERM OF THIS AGREEMENT

     This Agreement shall have a term of three (3) years beginning October 1, 1999, and shall end September 30, 2002, unless sooner terminated pursuant to the provisions of Section VIII. of this Agreement.

III. ALLOCATION OF TIME

     Charles shall devote as much time, in his judgement, as necessary to perform his duties and responsibilities described in Section I(2) of this Agreement. Charles may engage for his own account, or for the account of others, in other business ventures for which the Corporation shall not be entitled to any interest.

IV.  COMPENSATION.

     1) Basic Salary. As consideration for all services to be rendered by Charles to the Corporation, Charles shall be paid the following listed annual salary amounts per year as follows:

               First Year   --  10/01/99 - 09/30/00  --  $150,000.00
               Second  Year --  10/01/00 - 09/30/01  --  $175,000.00
               Third Year   --  10/01/01 - 09/30/02  --  $200,000.00

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     2)   Regular  Annual  Bonuses.  Each year  Charles  shall be entitled to an annual bonus based on cash flow from operations of the Corporation and its subsidiaries at the end of each fiscal year before deduction of corporate income taxes as determined by Generally Accepted Accounting Principles ("GAAP") for the fiscal years ending October 31, 2000, October 31, 2001 and October 31, 2002 even though the bonus due
          October 31, 2002 shall come one month after expiration of this Agreement. The bonus shall be calculated as follows:

                                           Bonus % Applicable
                    Pre-Tax Operating       To Each Layer or
                        Cash Flow            Portion Thereof

                     First $250,000               5%
                      Next $250,000               4%
                      Next $250,000               3%
                      Next $250,000               2%
                 Amounts over $1 million          1%

          In the event this Agreement is terminated as provided for in Section VIII of this Agreement "Termination of Charles' Employment", Charles shall be entitled to a bonus through the Effective Date of Charles' Employment Termination as defined in Section VIII (3) of this Agreement. Such "Termination Bonus" shall be calculated on the same basis as outlined in Section IV (2) of this Agreement and shall be due and payable on the Effective Date of Charles' Employment Termination as set forth in Section VIII (3) of this Agreement.

     3)   Payments of Salary and Bonuses.

          A. Salary. The annual salary provided for in Section IV (1) shall be due and payable in monthly installments by the Corporation at the beginning of each month on the first business day of each month, which shall be established by this Agreement as the regular payday.

          B. Bonus. The annual bonus provided for in Section IV(2) shall be due and owing as of the last day of the Corporate fiscal year and shall be payable within forty-five (45) days from the last day of the corporate fiscal year.

          C.   Accruals of Unpaid Salary and Bonuses--When Paid.

               (1) Salaries. In the event the Corporation's cash position is insufficient to pay salary and bonuses when due under this Agreement, any salary payments and bonus payments not paid by the Corporation when due shall accrue as a corporate debt payable to Charles, and shall be paid as soon as possible by the Corporation and in any event, accrued salary shall be paid to the fullest extent possible whenever a payroll is disbursed to other employees of the Corporation.

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               (2)  Bonuses.  Any  bonus  not paid  when due  shall  accrue as a corporate debt payable to Charles and shall be paid to the fullest extent possible whenever any bonus is disbursed to other employees of the Corporation.

               (3) Deductions From Compensation. Corporation shall have the right and responsibility to deduct all federal, state and local government taxes and other charges as are now in effect, if any, or which may hereafter be enacted or required by applicable government laws and regulations, if any, required as deductions from compensation of Charles as an employee.

               (4) Stock as Payment. Charles may elect in his absolute discretion, to receive common shares of the Corporation in payment of salary amounts, in excess of $10,000 each month and/or for any salary payments and bonus payments not paid by the Corporation when due and accrued as a corporate debt payable to Charles as described in Section IV (3) C (1) and
                    (2) of this Agreement. The value of any shares issued by the Corporation under this provision of this Agreement shall be based on the closing bid price of the common shares as reported on the OTC Bulletin Board on the date the Corporation receives notice from Charles. In the event the Corporation issues restricted shares under this provision such published per share trade price shall be discounted forty percent (40%).

               (5) Past Due unpaid Salary and Bonuses. Charles and the Corporation agree to negotiate in good faith settlement of any accrued unpaid salary and bonuses provided for in
                    Section IV (3) C (1) and (2) of this Agreement. Charles and the Corporation further agree that any salary and bonus payments due and unpaid which remain unpaid for a period of 120 days from the date such payment was due, without a settlement mutually agreeable to the parties, shall constitute a breach of this Agreement. Remedies available in the event of Breach of this Agreement are set forth in
                    Section XIII of this Agreement.

V.   EMPLOYMENT BENEFITS IN ADDITION TO COMPENSATION.

     1)  Participation In Existing Company Benefit Programs.

          A. Medical and Health Care Benefit Program. Charles, as an executive employee shall be entitled to receive and shall receive all medical and health care benefits provided by Employer to its executive employees. Such benefits shall be paid for by the Employer for Charles and for Charles's dependents, if any, on the terms and provisions provided in the medical and health care benefit plan; however, if for any reason Charles cannot qualify for the current medical and health care benefits or if the Corporation has no such plan, then Charles shall be entitled to obtain medical and health care benefits coverage from whatever source is available and the Employer shall pay the premium charges for that coverage as an executive employee benefit for Charles.

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          B.   Life Insurance.  The  corporation  shall provide and pay for life insurance on the life of Charles in the amount of $1 million. The beneficiary shall be Charles' estate, unless otherwise directed by Charles in writing at any time prior to his death.

          C. Vacation and Holiday Benefits. Charles shall be entitled to have a paid vacation for forty-five (45) days each calendar year; plus all paid holidays observed by the Employer. Charles shall use reasonable care in scheduling the vacation time so as to not interfere unreasonably with Employer's business, and Charles' performance of his responsibilities and duties.

     2) Stock Options. The Corporation hereby grants Charles the option to purchase up to 500,000 common shares of the Corporation's capital stock at $0.20 per share exercisable at any time and expiring five years from the effective date of this Agreement. These options shall not be cancelled in the event this Employment Agreement expires or is otherwise terminated. This provision shall survive the term of this Agreement. Except as otherwise provided herein, these stock options shall be governed by the terms and conditions set forth in the Corporation's Stock Incentive Plan.

     3) Membership in Social and Athletic Club. Charles shall be entitled to membership in the Washington Athletic Club ("WAC") or other club comparable to that of the WAC during the term of this Agreement. The Corporation shall pay all regular dues. Other charges to the account shall be paid to the extent that such charges relate to athletic and/or exercise programs designed to maintain or improve the well-being of Charles and expenses such as business meetings etc. relating to Charles's performance as an officer of the Corporation.

     4) Participation in Other Employment Benefits. Charles shall be entitled to receive all other benefits and conditions of employment which may become available to all other executives of the corporation, including by way of illustration, but not limited to, any life insurance benefits, any disability income continuation and any profit sharing and any retirement income plans of any kind, whether qualified or non-qualified, whether pre-funded or not, if any are established after the inception date of this Agreement, and before it expires pursuant to Section II. or sooner terminated pursuant to Section VIII. of this Agreement

     5) Death Benefit. In the event of Charles's death at a time before this Agreement has expired under Section II., or sooner terminated under
          Section VIII. of this Agreement, the Corporation shall pay to Charles's surviving spouse a death benefit payable as the regular payday on the same month on the same day established in Section IV.3.A. in the full amount which would otherwise be paid to Charles as salary, if Charles were living, for a period of six months beginning with the first regular payday date after Charles's death.

VI.  EXPENSE REIMBURSEMENT AND AUTOMOBILE EXPENSE ALLOWANCE.

     1) Expense Reimbursement, Generally. Charles will be reimbursed in accordance with the Employer's company policies for traveling, entertainment and any other expenses reasonably incurred and related to the performance of Charles's duties and responsibilities on behalf of Employer.

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     2)   Automobile Allowance Plus Expenses. In addition, Charles shall receive
          $750.00 per month for automobile expense allowance for use of his automobile in business, plus additional reimbursement for insurance, servicing and operation of his automobile in business. This allowance shall be reviewed each anniversary date of this Agreement for adequacy and shall be increased for the following year by the amount Charles's
          expenses   exceed  the   allowance,   subject  to   approval   by  the
          Corporation's Board of Directors.

VII. DISABILITY COMPENSATION.

     1) If Charles becomes disabled at any time, and for any number of times, due to any cause so that he is physically unable to perform his ordinary duties and responsibilities of President and Chief Executive Officer, pursuant to this Agreement, for a period of thirty (30) days, then Charles shall be entitled to receive, in lieu of salary, an amount equal to his salary, payable at the same time and in the same manner as Charles's salary is paid provided however, that this benefit shall be limited to not more than a total of six months during the term of the Agreement, regardless of the number or duration of each disability.

     2)   Charles'  entitlement  to disability  income  pursuant to this Section
          VII. shall begin and end as determined by a certificate issued by a qualified M.D. or D.O. licensed by the State of Washington to practice in this state. The certificate shall state in substance that PATRICK
          F. CHARLES was determined to be disabled and unable to perform the ordinary and usual duties of' President and CEO of Saratoga International Holdings Corp. beginning with [date] - and Charles's disability continues as of this [date] . Such a certificate shall be submitted every three (3) months beginning with the date of disability and continuing thereafter until Charles's disability ends and he is able to return to work full time or his disability compensation benefit has been fully used, whichever occurs first.

VIII. TERMINATION OF CHARLES' EMPLOYMENT.

     1) Termination By The Corporation. Charles's employment as President and Chief Executive Officer may be terminated by the Board of Directors of the Corporation with or without cause, after receipt by Charles of written notice received at least ninety (90) days in advance of the employment termination date set by the Board of Directors, PROVIDED THAT all terms and provisions of Section VIII.2., stated below are met. Such notice ("Notice") shall be sent pursuant to Section XII., below. The termination of Charles's employment shall be effective as stated in Section VIII.3., below.

     2) Terms and Provisions of Termination of Charles's Employment. Regardless of the reasons or purpose of the termination of Charles's Employment, the Corporation shall not and may not terminate Charles's employment as President and Chief Executive Officer unless and until the Corporation has fully arranged for and commenced performance of the following:

          A. Offer in writing by the Corporation, approved by the Board of Directors to purchase all shares of stock of the Corporation directly or beneficially owned by PATRICK F. CHARLES for cash at least thirty (30) days prior to the proposed termination date of Charles' employment, at the then existing market price based on the average published closing trade price for the five (5) business days prior to the date of Notice referred to in Section VIII (1) above. Charles may elect in his absolute discretion to waive this provision, VIII 2.) A., by notifying the Corporation in writing.

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          B.   Payment,  in cash,  by the  Corporation  of all sums then due and
               owing,  if  any,  as  compensation,   pursuant  to  Section  IV.,
               Compensation, and/or Section VII., Disability Compensation, of this Employment Agreement.

          C. Payment, in cash, by the Corporation of all sums then due and owing, if any, pursuant to Section VI., Reimbursement, of the Employment Agreement.

          D. Payment, in cash, by the Corporation for buyout of Remainder of the Employment Agreement at the rate of fifty percent (50%) of the regular salary in effect under Section IV., above, of this Agreement.

     3) Effective Date of Charles's Employment Termination, The effective date of Charles's employment termination pursuant to Section VIII of this Agreement shall be the latest of the following dates:

          A. The date of Charles's employment termination provided for in the written notice of his employment termination;

          B. The Ninety-first (91st) day after receipt by Charles of the written notice of his employment termination;

          C.   The date of  fulfillment  of all the terms and provisions of Part
               VIII. (2)., above, entitled Terms and Provisions of Termination of Charles's Employment by the Corporation.

IX.  PROPERTY RIGHTS

     1) Intellectual Property Rights. All rights, title and interest of every kind and nature whatsoever, in and to any intellectual property, including any inventions, patents, trademarks, copyrights, films, scripts, ideas, creations and properties invented, created, written, developed, furnished, produced or disclosed by Charles in the course of rendering his services to the Corporation under this Agreement shall, as between the parties hereto, be and remain the sole and exclusive property of the Corporation for any and all purposes and uses whatsoever, and Charles shall have no right, title or interest of any kind or nature therein or thereto, or in and to any results and proceeds therefrom.

     2) Return of All of the Corporation's Property. Upon termination of this Agreement, regardless of how termination may be effected or whenever requested by the Corporation, Charles shall immediately turn over to the Corporation all of the Corporation's property, including all items used by Charles in rendering services hereunder or otherwise, that may be in Charles's possession or under his control.

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X.   CONFIDENTIALITY AND NON-DISCLOSURE OF INFORMATION.

     1) During Employment. Charles agrees that during the entire term of his employment as an executive officer by this Corporation, he will not disclose to any other person, partnership, company or corporation any confidential information about this Corporation or its related corporations, or the business activities or interests of this Corporation or its related corporations, including, but not limited to, the following which is agreed as between the parties to be confidential information: customer data, customer lists, sales figures, sales projections, estimates of any kind, sales proposals, price lists, accounting procedures, any and all accounting records, any technology and applications of technology, developed by the Corporation before or during his employment, EXCEPT such disclosure as is for the benefit of or the furthering of the intent of the Corporation, or is expressly disclosed as part of the performance of his duties and responsibilities as President and Chief Executive Officer.

     2) Surrender of All Confidential Information On Termination of Employment. Charles agrees at the time his employment with the Corporation terminates, to turn over to the Corporation any and all confidential information which may be in his possession, including any and all copies thereof, except that one copy of such information may be retained in Charles' confidential legal files for record keeping purposes only.

     3) Following Termination of Employment. Charles agrees that following the termination of his employment with the Corporation, he will not disclose any confidential information, as described in Section X.(1.), above, which he obtained about the Corporation at any time or for any purpose.

XI.  NON-COMPETITION AFTER TERMINATION OF EMPLOYMENT.

     1) Non-Competition Period--Duration and Geographic Scope. Charles and the Corporation recognize and acknowledge that in his employment as President and Chief Executive Officer, he will become familiar with all of the Corporation's products and all of the geographic areas throughout the United States and Canada in which the Corporation already has made marketing efforts and sales of products and services, and he will become knowledgeable about present and future marketing proposals and plans for those products and services in those geographic areas. Charles agrees, as part of the consideration for this Employment Agreement that Charles will not engage directly or indirectly in the business of manufacture or sale of any products or services which compete with the products or services provided by the Corporation or its related corporations for a period of two (2) years within the geographic limits of any state of the United States, or any province of Canada. The parties agree that the phrase "engage directly or indirectly in the business of manufacture or sale of any products

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          or  services  which  compete  with the  products  or  services  of the
          Corporation or its related Corporations" shall include any situation or circumstance in which Charles shall be owner, partner, officer, director or shareholder of a corporation, or agent or employee or consultant of any business entity engaged or about to become engaged in competition with the Corporation.

       2) Injunctive Relief From Competition By Charles. The parties agree that if Charles were to violate the provisions of Section XI. 1., above, the use by Charles of the information he learned while employed by the Corporation could enable him to engage in basically unfair competition with the Corporation and its related corporations, and that such competition in violation of Section XI.(1.), above, probably would cause irreparable harm to the marketing and sales success of the Corporation and its related corporations. Therefore, if Charles violates Section XI. (1.), above, the Corporation shall be entitled to obtain a temporary restraining order without delay, and proceed to obtain a preliminary injunction and permanent injunction against such violations by Charles and any person, partnership, company or corporation through which or for which he acts, directly or indirectly to violate Section XI.(1.), above.

XII. NOTICES.

     1) How Sent or Delivered. Any notices sent by any party which is intended to give written notice required by this Employment Agreement shall be sent or delivered by sender to the intended recipient by one or more of the following methods:

          A. By certified mail, return receipt requested, postage prepaid, to the last known address of the intended recipient; or

          B.   By delivery personally to the intended recipient.

     2) Effective Date of Notice. If a written notice is sent or delivered by either of the above methods, then the effective date of the notice for purposes of considering it to have been received by the intended recipient shall be the earliest of the following:

          A.   If  by  certified  mail,  return  receipt  requested,   which  is
               delivered, then or on the date the recipient, or anyone signing for the recipient, signed the return receipt;

          B. If by certified mail, return receipt requested, which is not delivered, then on the date five business days after the date the notice was sent;

          C.   If by personal  delivery to the intended  recipient,  then on the
               date  the  written   notice  was  delivered   personally  to  the
               recipient.

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     3)   Proof of Delivery of Notice.

          A. Certified Mail, Return Receipt Requested. If the written notice was sent by certified mail, return receipt requested, proof of sending may be shown by the U.S. Post Office receipt for the certified mail, return receipt requested and proof of delivery may be shown by the signed returned receipt and proof of attempted delivery sufficient for effective date of notice without delivery may be shown by the returned envelope with U.S. Post Office notations showing attempted delivery dates and notices to the intended recipient.

          B. Personal Delivery. Personal delivery of a written notice may be shown by a signature of the intended recipient on a copy of the notice, together with the legend on the copy of the notice which will read, "Received," with the date received noted thereafter. Personal delivery may also be shown by a sworn statement of the person who delivered the notice, stating that the notice was delivered to the recipient or representative of recipient on the date of delivery, and attaching a copy of the notice, with reference in the sworn statement to the attached copy of the notice.

XIII. REMEDIES AVAILABLE IN EVENT OF BREACH OF AGREEMENT; VENUE.

     In the event that any party breaches this Employment Agreement, the other party shall have the right to pursue any remedies available to the party claiming breach, including, but not limited to damages, injunctive relief and declaratory judgment, which may be available under the laws of the State of Nevada. The parties agree that any claims shall be brought in the appropriate court(s) located in Clark County, Nevada, which may have jurisdiction pursuant to Nevada Law.

XIV. This   Employment   Agreement   shall  be  construed  and  interpreted  and
     enforceable pursuant to the laws of the State of Nevada.

XV.  ENTIRE AGREEMENT.

     This Employment Agreement states the entire agreement between the parties with respect to the employment of Charles by the Corporation. This Agreement cannot be modified by any oral agreement or course of conduct by either or both parties and any attempt at such modification shall be null and void. This Agreement may be modified only by a written document signed by each party.

Effective this 1st day of October 1999.

EXECUTIVE OFFICER:

                         /s/ Patrick F. Charles
                         ------------------------
                         Patrick F. Charles

THE CORPORATION:

                         Saratoga International Holdings Corp.


                         By  /s/ Terrence K. Picken, Exec. V.P.
                             ---------------------------------

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I     certify     that    I    know     or    have     satisfactory     evidence
that Patrick Charles is the person who appeared before me, and said person acknowledged that he/she signed this instrument and acknowledged it to be his/her free and voluntary act for the uses and purposes mentioned in instrument.

DATED:  November 24, 1999
        -----------------
                              /s/ Corinne J. Weber
                              ------------------------------
                              Corinne J. Weber - Notary Public
                              My commission expires: 6/16/03

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                     CORPORATE OFFICER EMPLOYMENT AGREEMENT

        -----------------------------------------------------------------

THIS EMPLOYMENT AGREEMENT is made between SARATOGA INTERNATIONAL HOLDINGS CORP. as Employer and TERRENCE K. PICKEN, as an officer of SARATOGA INTERNATIONAL HOLDINGS CORP., effective October 1, 1999. The terms and conditions of this Agreement are stated below.

I.   EMPLOYMENT PROVISION.

     1) Employment Positions; Responsibility, Duties and Authority. This Corporate Officer Employment Agreement is made and entered into between SARATOGA INTERNATIONAL HOLDINGS CORP. a corporation organized under the laws of the State of Nevada, hereinafter referred to as "Corporation" or "Employer" and TERRENCE K. PICKEN, Executive Vice-President and Chief Operating Officer of the Corporation, hereinafter referred to as "Picken" or "Employee" The Corporation and Picken each agree that the Corporation shall employ Picken as the Executive Vice President and Chief Operating Officer and Picken shall perform the responsibilities and duties of, and shall have the full authority of the officer position of Executive Vice-President and Chief Operating Officer of the Corporation for the term stated in
          Section II. of this Agreement, unless sooner terminated pursuant to the provisions of Section VIII. of this Agreement.

     2) Responsibilities, Duties and Authority of Picken. Picken shall have such responsibilities and duties and authority as determined from time to time by the Board of Directors of the Corporation, as provided in the corporate bylaws.

II.  TERM OF THIS AGREEMENT

     This Agreement shall have a term of three (3) years beginning October 1, 1999, and shall end September 30, 2002, unless sooner terminated pursuant to the provisions of Section VIII. of this Agreement.

III. ALLOCATION OF TIME

     Picken shall devote as much time, in his judgement, as necessary to perform his duties and responsibilities described in Section I(2) of this Agreement. Picken may engage for his own account, or for the account of others, in other business ventures for which the Corporation shall not be entitled to any interest.

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                                      176

IV.  COMPENSATION.

     1) Basic Salary. As consideration for all services to be rendered by Picken to the Corporation, Picken shall be paid the following listed annual salary amounts per year as follows:

               First Year   --  10/01/99 - 09/30/00  --  $150,000.00
               Second  Year --  10/01/00 - 09/30/01  --  $175,000.00
               Third Year   --  10/01/01 - 09/30/02  --  $200,000.00


     2) Regular Annual Bonuses. Each year Picken shall be entitled to an annual bonus based on cash flow from operations of the Corporation and its subsidiaries at the end of each fiscal year before deduction of corporate income taxes as determined by Generally Accepted Accounting Principles ("GAAP") for the fiscal years ending October 31, 2000, October 31, 2001 and October 31, 2002 even though the bonus due
          October 31, 2002 shall come one month after expiration of this Agreement. The bonus shall be calculated as follows:

                                           Bonus % Applicable
                    Pre-Tax Operating       To Each Layer or
                        Cash Flow            Portion Thereof

                      First $250,000               5%
                       Next $250,000               4%
                       Next $250,000               3%
                       Next $250,000               2%
                  Amounts over $1 million          1%

          In the event this Agreement is terminated as provided for in Section VIII of this Agreement "Termination of Picken's Employment", Picken shall be entitled to a bonus through the Effective Date of Picken's Employment Termination as defined in Section VIII (3) of this Agreement. Such "Termination Bonus" shall be calculated on the same basis as outlined in Section IV (2) of this Agreement and shall be due and payable on the Effective Date of Picken's Employment Termination as set forth in Section VIII (3) of this Agreement.

     3.)  Payments of Salary and Bonuses.

          A. Salary. The annual salary provided for in Section IV (1) shall be due and payable in monthly installments by the Corporation at the beginning of each month on the first business day of each month, which shall be established by this Agreement as the regular payday.

          B. Bonus. The annual bonus provided for in Section IV(2) shall be due and owing as of the last day of the Corporate fiscal year and shall be payable within forty-five (45) days from the last day of the corporate fiscal year.

          C.   Accruals of Unpaid Salary and Bonuses--When Paid.

               (1.) Salaries.  In the event the  Corporation's  cash position is insufficient to pay salary and bonuses when due under this Agreement, any salary payments and bonus payments not paid by the Corporation when due shall accrue as a corporate debt payable to Picken, and shall be paid as soon as possible by the Corporation and in any event, accrued salary shall be paid to the fullest extent possible whenever a payroll is disbursed to other employees of the Corporation.

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

               (2.) Bonuses.  Any  bonus  not paid  when due  shall  accrue as a corporate debt payable to Picken and shall be paid to the fullest extent possible whenever any bonus is disbursed to other employees of the Corporation.

               (3.) Deductions  From  Compensation.  Corporation  shall have the right and responsibility to deduct all federal, state and local government taxes and other charges as are now in effect, if any, or which may hereafter be enacted or required by applicable government laws and regulations, if any, required as deductions from compensation of Picken as an employee.

               (4.) Stock  as  Payment.   Picken  may  elect  in  his   absolute
                    discretion, to receive common shares of the Corporation in payment of salary amounts, in excess of $10,000 each month and/or for any salary payments and bonus payments not paid by the Corporation when due and accrued as a corporate debt payable to Picken as described in Section IV (3) C (1) and
                    (2) of this Agreement. The value of any shares issued by the Corporation under this provision of this Agreement shall be based on the closing bid price of the common shares as reported on the OTC Bulletin Board on the date the Corporation receives notice from Picken. In the event the Corporation issues restricted shares under this provision, such published per share trade price shall be discounted forty percent (40%).

               (5.) Past  Due  unpaid   Salary  and  Bonuses.   Picken  and  the
                    Corporation agree to negotiate in good faith settlement of any accrued unpaid salary and bonuses provided for in
                    Section IV (3) C (1) and (2) of this Agreement. Picken and the Corporation further agree that any salary and bonus payments due and unpaid which remain unpaid for a period of 120 days from the date such payment was due, without a settlement mutually agreeable to the parties, shall constitute a breach of this Agreement. Remedies available in the event of Breach of this Agreement are set forth in
                    Section XIII of this Agreement.

V.   EMPLOYMENT BENEFITS IN ADDITION TO COMPENSATION.

     1.)  Participation In Existing Company Benefit Programs.

          A. Medical and Health Care Benefit Program. Picken, as an executive employee shall be entitled to receive and shall receive all medical and health care benefits provided by Employer to its executive employees. Such benefits shall be paid for by the Employer for Picken and for Picken's dependents, if any, on the terms and provisions provided in the medical and health care benefit plan; however, if for any reason Picken cannot qualify for the current medical and health care benefits or if the Corporation has no such plan, then Picken shall be entitled to obtain medical and health care benefits coverage from whatever source is available and the Employer shall pay the premium charges for that coverage as an executive employee benefit for Picken.

          B. Life Insurance. The corporation shall provide and pay for life insurance on the life of Picken in the amount of $500,000. The beneficiary shall be Picken's estate, unless otherwise directed by Picken in writing at any time prior to his death.

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

          C. Vacation and Holiday Benefits. Picken shall be entitled to have a paid vacation for forty-five (45) days each calendar year; plus all paid holidays observed by the Employer. Picken shall use reasonable care in scheduling the vacation time so as to not interfere unreasonably with Employer's business, and Picken's performance of his responsibilities and duties.

     2.) Stock Options. The Corporation hereby grants Picken the option to purchase up to 500,000 common shares of the Corporation's capital stock at $0.20 per share exercisable at any time and expiring five years from the effective date of this Agreement. These options shall not be cancelled in the event this Employment Agreement expires or is otherwise terminated. This provision shall survive the term of this Agreement. Except as otherwise provided herein, these stock options shall be governed by the terms and conditions set forth in the Corporation's Stock Incentive Plan.

     3.) Membership in Social and Athletic Club. Picken shall be entitled to membership in the Bellevue Club or other club comparable to that of the Bellevue Club during the term of this Agreement. The Corporation shall pay all regular dues. Other charges to the account shall be paid to the extent that such charges relate to athletic and/or exercise programs designed to maintain or improve the well-being of Picken and expenses such as business meetings etc. relating to Picken's performance as an officer of the Corporation.

     4.) Participation in Other Employment Benefits. Picken shall be entitled to receive all other benefits and conditions of employment which may become available to all other executives of the corporation, including by way of illustration, but not limited to, any life insurance benefits, any disability income continuation and any profit sharing and any retirement income plans of any kind, whether qualified or non-qualified, whether pre-funded or not, if any are established after the inception date of this Agreement, and before it expires pursuant to Section II. or sooner terminated pursuant to Section VIII. of this Agreement

     5.) Death Benefit. In the event of Picken's death at a time before this Agreement has expired under Section II., or sooner terminated under
          Section VIII. of this Agreement, the Corporation shall pay to Picken's surviving spouse or estate a death benefit payable as the regular payday on the same month on the same day established in Section IV.3.A. in the full amount which would otherwise be paid to Picken as salary, if Picken were living, for a period of six months beginning with the first regular payday date after Picken's death.

Page E-127
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

VI. EXPENSE REIMBURSEMENT AND AUTOMOBILE EXPENSE ALLOWANCE.

     1.) Expense Reimbursement, Generally. Picken will be reimbursed in accordance with the Employer's company policies for traveling, entertainment and any other expenses reasonably incurred and related to the performance of Picken's duties and responsibilities on behalf of Employer.

     2.) Automobile Allowance Plus Expenses. In addition, Picken shall receive $750.00 per month for automobile expense allowance for use of his automobile in business, plus additional reimbursement for insurance, servicing and operation of his automobile in business. This allowance shall be reviewed each anniversary date of this Agreement for adequacy and shall be increased for the following year by the amount Picken's expenses exceed the allowance, subject to approval by the Corporation's Board of Directors.

VII. DISABILITY COMPENSATION.

     1.) If Picken becomes disabled at any time, and for any number of times, due to any cause so that he is physically unable to perform his ordinary duties and responsibilities of Executive Vice-President and Chief Operating Officer, pursuant to this Agreement, for a period of thirty (30) days, then Picken shall be entitled to receive, in lieu of salary, an amount equal to his salary, payable at the same time and in the same manner as Picken's salary is paid provided however, that this benefit shall be limited to not more than a total of six months during the term of the Agreement, regardless of the number or duration of each disability.

     2.)  Picken's  entitlement  to disability  income  pursuant to this Section
          VII. shall begin and end as determined by a certificate issued by a qualified M.D. or D.O. licensed by the State of Washington to practice in this state. The certificate shall state in substance that TERRENCE
          K. PICKEN was determined to be disabled and unable to perform the ordinary and usual duties of' Executive Vice-President and Chief Operating Officer of Saratoga International Holdings Corp. beginning with [date] - and Picken's disability continues as of this [date] . Such a certificate shall be submitted every three (3) months beginning with the date of disability and continuing thereafter until Picken's disability ends and he is able to return to work full time or his disability compensation benefit has been fully used, whichever occurs first.

VIII. TERMINATION OF PICKEN'S EMPLOYMENT.

     1.) Termination By The Corporation. Picken's employment as Executive Vice-President and Chief Operating Officer may be terminated by the Board of Directors of the Corporation with or without cause, after receipt by Picken of written notice received at least ninety (90) days in advance of the employment termination date set by the Board of Directors, PROVIDED THAT all terms and provisions of Section VIII.2., stated below are met. Such notice ("Notice") shall be sent pursuant to
          Section XII., below. The termination of Picken's employment shall be effective as stated in Section VIII.3., below.

     2.) Terms and Provisions of Termination of Picken's Employment. Regardless of the reasons or purpose of the termination of Picken's Employment, the Corporation shall not and may not terminate Picken's employment as Executive Vice-President and Chief Operating Officer unless and until the Corporation has fully arranged for and commenced performance of the following:

Page E-128
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

          A. Offer in writing by the Corporation, approved by the Board of Directors to purchase all shares of stock of the Corporation directly or beneficially owned by TERRENCE K. PICKEN for cash at least thirty (30) days prior to the proposed termination date of Picken's employment, at the then existing market price based on the average published closing trade price for the five (5) business days prior to the date of Notice referred to in Section VIII (1) above. Picken may elect in his absolute discretion to waive this provision, VIII 2.) A., by notifying the Corporation in writing.

          B. Payment, in cash, by the Corporation of all sums then due and owing, if any, as compensation, pursuant to Section IV., Compensation, and/or Section VII., Disability Compensation, of this Employment Agreement.

          C. Payment, in cash, by the Corporation of all sums then due and owing, if any, pursuant to Section VI., Reimbursement, of the Employment Agreement.

          D. Payment, in cash, by the Corporation for buyout of Remainder of the Employment Agreement at the rate of fifty percent (50%) of the regular salary in effect under Section IV., above, of this Agreement.

     3.) Effective Date of Picken's Employment Termination, The effective date of Picken's employment termination pursuant to Section VIII of this Agreement shall be the latest of the following dates:

          A. The date of Picken's employment termination provided for in the written notice of his employment termination;

          B. The Ninety-first (91st) day after receipt by Picken of the written notice of his employment termination;

          C.   The date of  fulfillment  of all the terms and provisions of Part
               VIII. (2)., above, entitled Terms and Provisions of Termination of Picken's Employment by the Corporation.

IX.  PROPERTY RIGHTS

     1.) Intellectual Property Rights. All rights, title and interest of every kind and nature whatsoever, in and to any intellectual property, including any inventions, patents, trademarks, copyrights, films, scripts, ideas, creations and properties invented, created, written, developed, furnished, produced or disclosed by Picken in the course of rendering his services to the Corporation under this Agreement shall, as between the parties hereto, be and remain the sole and exclusive property of the Corporation for any and all purposes and uses whatsoever, and Picken shall have no right, title or interest of any kind or nature therein or thereto, or in and to any results and proceeds therefrom.

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

     2.) Return of All of the Corporation's Property. Upon termination of this Agreement, regardless of how termination may be effected or whenever requested by the Corporation, Picken shall immediately turn over to the Corporation all of the Corporation's property, including all items used by Picken in rendering services hereunder or otherwise, that may be in Picken's possession or under his control.

X.   CONFIDENTIALITY AND NON-DISCLOSURE OF INFORMATION.

     1.) During Employment. Picken agrees that during the entire term of his employment as an executive officer by this Corporation, he will not disclose to any other person, partnership, company or corporation any confidential information about this Corporation or its related corporations, or the business activities or interests of this Corporation or its related corporations, including, but not limited to, the following which is agreed as between the parties to be confidential information: customer data, customer lists, sales figures, sales projections, estimates of any kind, sales proposals, price lists, accounting procedures, any and all accounting records, any technology and applications of technology, developed by the Corporation before or during his employment, EXCEPT such disclosure as is for the benefit of or the furthering of the intent of the Corporation, or is expressly disclosed as part of the performance of his duties and responsibilities as Executive Vice-President and Chief Operating Officer.

     2.) Surrender of All Confidential Information On Termination of Employment. Picken agrees at the time his employment with the Corporation terminates, to turn over to the Corporation any and all confidential information which may be in his possession, including any and all copies thereof, except that one copy of such information may be retained in Picken's confidential legal files for record keeping purposes only.

     3.) Following Termination of Employment. Picken agrees that following the termination of his employment with the Corporation, he will not disclose any confidential information, as described in Section X.(1.)., above, which he obtained about the Corporation at any time or for any purpose.

XI.  NON-COMPETITION AFTER TERMINATION OF EMPLOYMENT.

     1.) Non-Competition Period--Duration and Geographic Scope. Picken and the Corporation recognize and acknowledge that in his employment as Executive Vice-President and Chief Operating Officer, he will become familiar with all of the Corporation's products and all of the geographic areas throughout the United States and Canada in which the

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

          Corporation already has made marketing efforts and sales of products and services, and he will become knowledgeable about present and future marketing proposals and plans for those products and services in those geographic areas. Picken agrees, as part of the consideration for this Employment Agreement that Picken will not engage directly or indirectly in the business of manufacture or sale of any products or services which compete with the products or services provided by the Corporation or its related corporations for a period of two (2) years within the geographic limits of any state of the United States, or any province of Canada. The parties agree that the phrase "engage directly or indirectly in the business of manufacture or sale of any products or services which compete with the products or services of the Corporation or its related Corporations" shall include any situation or circumstance in which Picken shall be owner, partner, officer, director or shareholder of a corporation, or agent or employee or consultant of any business entity engaged or about to become engaged in competition with the Corporation.

     2.) Injunctive Relief From Competition By Picken. The parties agree that if Picken were to violate the provisions of Section XI. 1., above, the use by Picken of the information he learned while employed by the Corporation could enable him to engage in basically unfair competition with the Corporation and its related corporations, and that such competition in violation of Section XI. (1.), above, probably would cause irreparable harm to the marketing and sales success of the Corporation and its related corporations. Therefore, if Picken violates Section XI. 1., above, the Corporation shall be entitled to obtain a temporary restraining order without delay, and proceed to obtain a preliminary injunction and permanent injunction against such violations by Picken and any person, partnership, company or corporation through which or for which he acts, directly or indirectly to violate Section XI. (1.), above.

XII. NOTICES.

     1.) How Sent or Delivered. Any notices sent by any party which is intended to give written notice required by this Employment Agreement shall be sent or delivered by sender to the intended recipient by one or more of the following methods:

          A. By certified mail, return receipt requested, postage prepaid, to the last known address of the intended recipient; or

          B.   By delivery personally to the intended recipient.

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

     2.) Effective Date of Notice. If a written notice is sent or delivered by either of the above methods, then the effective date of the notice for purposes of considering it to have been received by the intended recipient shall be the earliest of the following:

          A.   If  by  certified  mail,  return  receipt  requested,   which  is
               delivered, then or on the date the recipient, or anyone signing for the recipient, signed the return receipt;

          B. If by certified mail, return receipt requested, which is not delivered, then on the date five business days after the date the notice was sent;

          C.   If by personal  delivery to the intended  recipient,  then on the
               date  the  written   notice  was  delivered   personally  to  the
               recipient.

     3.)  Proof of Delivery of Notice.

          A. Certified Mail, Return Receipt Requested. If the written notice was sent by certified mail, return receipt requested, proof of sending may be shown by the U.S. Post Office receipt for the certified mail, return receipt requested and proof of delivery may be shown by the signed returned receipt and proof of attempted delivery sufficient for effective date of notice without delivery may be shown by the returned envelope with U.S. Post Office notations showing attempted delivery dates and notices to the intended recipient.

          B. Personal Delivery. Personal delivery of a written notice may be shown by a signature of the intended recipient on a copy of the notice, together with the legend on the copy of the notice which will read, "Received," with the date received noted thereafter. Personal delivery may also be shown by a sworn statement of the person who delivered the notice, stating that the notice was delivered to the recipient or representative of recipient on the date of delivery, and attaching a copy of the notice, with reference in the sworn statement to the attached copy of the notice.

XIII.REMEDIES AVAILABLE IN EVENT OF BREACH OF AGREEMENT; VENUE.

In the event that any party breaches this Employment Agreement, the other party shall have the right to pursue any remedies available to the party claiming breach, including, but not limited to damages, injunctive relief and declaratory judgment, which may be available under the laws of the State of Nevada. The parties agree that any claims shall be brought in the appropriate court(s) located in Clark County, Nevada, which may have jurisdiction pursuant to Nevada Law.

XIV. APPLICABLE LAW

This Employment Agreement shall be construed and interpreted and enforceable pursuant to the laws of the State of Nevada.

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

XV.  ENTIRE AGREEMENT.

This Employment Agreement states the entire agreement between the parties with respect to the employment of Picken by the Corporation. This Agreement cannot be modified by any oral agreement or course of conduct by either or both parties and any attempt at such modification shall be null and void. This Agreement may be modified only by a written document signed by each party.

Effective this 1st day of October 1999.

EXECUTIVE OFFICER:


                                    /s/ T K Picken
                                    ----------------------
                                    Terrence K. Picken

THE CORPORATION:

                                    Saratoga International Holdings Corp.


                                    By  /s/ Patrick F. Charles
                                        ------------------------

I certify that I know or have satisfactory evidence that Terry Picken is the person who appeared before me, and said person acknowledged that he/she signed this instrument and acknowledged it to be his/her free and voluntary act for the uses and purposes mentioned in instrument.

DATED: November 24, 1999
       -----------------

                                    /s/ Corinne J. Weber
                                    --------------------------------
                                    Corinne J. Weber - Notary Public
                                    My commission expires: 6/15/03

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